Exhibit 99.1

RAVEN INDUSTRIES, INC.	NASDAQ: RAVN	SIOUX FALLS, SD	RAVENIND.COM

RAVEN INDUSTRIES PROVIDES UPDATE ON FILING TIMELINE

Sioux Falls, S.D.-February 2, 2017-Raven Industries, Inc. (NASDAQ: RAVN) announced today that it has begun the process of filing its amended reports with the Securities and Exchange Commission (SEC) and expects to have all quarterly reports for fiscal year 2017 filed prior to the end of the month of February.

The Company filed its amended third quarter fiscal year 2016 Form 10-Q/A and amended fiscal year 2016 Form 10-K/A with the SEC today. The Company expects to file its amended first quarter fiscal year 2017 Form 10-Q/A and second and third quarter fiscal year 2017 Form 10-Q’s prior to the end of February 2017. Once this process is complete, the Company expects to return to compliance with NASDAQ Listing Rule 5250(c)(1).

When the Company files its third quarter Form 10-Q for fiscal year 2017, it will simultaneously issue its third quarter earnings release and announce the date of its third quarter analyst conference call.

"We look forward to releasing our third quarter financial results and providing an update to our outlook for fiscal year 2017," said Dan Rykhus, President and CEO. "Each quarter this year, including the fourth quarter, we have seen year-over-year growth rates improve sequentially for Applied Technology and Engineered Films and each has shown relatively strong profit margins. While growth in these two divisions has accelerated relative to the prior year, this has been offset somewhat by the performance of Aerostar. Applied Technology continues to drive market share gains through new product introductions and Engineered Films is benefiting from improved demand in the Energy market, particularly in the fourth quarter. Aerostar challenges existed in the third quarter, but we are addressing the situation and reducing costs where appropriate. We appreciate the patience our shareholders have shown as we complete our restatement process and look forward to discussing in more detail our financial performance later this month," concluded Rykhus.
About Raven Industries, Inc.:
Since 1956, Raven Industries has designed and manufactured high quality, high-value technical products. Raven is publicly traded on NASDAQ (RAVN) and has earned an international reputation for innovation, product quality, high performance, and unmatched service. Raven realizes its vision by developing innovative solutions to great challenges related to the markets we understand and serve. Today, those solutions are focused on feeding and connecting the growing world population, preserving natural resources, and answering the growing need for security. Utilizing our strength in engineering, manufacturing, and technological innovation, Raven is a leader in precision agriculture, high-performance specialty films, and situational awareness markets. Visit www.ravenind.com for more information.

Forward-Looking Statements:
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. The Company intends that all

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forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act.
Generally, forward-looking statements can be identified by words such as "may," "will," "plan," "believe," "expect," "intend," "anticipate," "potential," “should,” “estimate,” “predict,” “project,” “would,” and similar expressions, which are generally not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to our future operating or financial performance or events, our strategy, goals, plans and projections regarding our financial position, our liquidity and capital resources, and our product development - are forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain known risks, as described in the Company’s 10-K/A under Item 1A, and unknown risks and uncertainties that may cause actual results to differ materially from our Company’s historical experience and our present expectations or projections.

Contact Information:
Bo Larsen
Investor Relations Manager
Raven Industries, Inc.
+1(605)-336-2750

Source: Raven Industries, Inc

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